UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07095

T. Rowe Price Summit Municipal Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1. Report to Shareholders

Summit Municipal Intermediate Fund	October 31, 2012

The views and opinions in this report were current as of October 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free bonds produced strong returns in the one-year period ended October 31, 2012, outperforming taxable bonds and continuing a tremendous performance streak. Longer-term municipals rose with Treasuries, but to a lesser extent as central banks around the world reduced interest rates or suppressed rates with asset-purchase programs in an attempt to stimulate weakening global economies. Munis were also supported by strong demand as state and local governments continued to balance budgets in challenging economic times. T. Rowe Price’s longer-term Summit Municipal Funds performed well relative to their benchmarks over the last year, and their longer-term relative performance remained favorable.

MARKET ENVIRONMENT

The U.S. economy has been expanding at a slow but steady pace in 2012, but growth has clearly been subpar compared with what is typically seen in the years following a deep recession. In recent months, the housing market recovery has been gaining traction, but its contribution to overall growth is smaller than in previous expansions. National unemployment remains elevated, and employment growth has been modest this year. We believe gross domestic product growth will continue in the months ahead, but uncertainty about the “fiscal cliff” of federal tax increases and spending cuts that are scheduled to take place at the end of 2012 could restrain economic activity.

To stimulate the economy, the Federal Reserve kept the fed funds target rate in the 0.00% to 0.25% range and projected that short-term rates will remain low until mid-2015. To help keep long-term interest rates low, the Federal Reserve is continuing its maturity extension program, which is set to expire in December 2012. In September, the Fed also initiated a third round of quantitative easing—informally called QE3—in the form of an open-ended policy of purchasing $40 billion of agency mortgage-backed securities every month. In addition, the central bank offered to continue purchasing assets if the labor market outlook does not improve substantially.

When Less Is Really More

Despite very low nominal yields, municipal bonds have rarely been more attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. More important than how much you make on your investments is how much you get to keep after taxes. Even though municipals typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities.

The table below shows the tax-exempt yield versus the taxable-equivalent yield for investors in several federal marginal tax brackets. As you can see, an investor in the 33% bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

The method for calculating a taxable-equivalent yield is relatively straightforward. First, subtract your federal tax bracket, expressed as a decimal, from 1.00 and divide that number into the tax-free yield. For example, an investor in the 33% tax bracket considering a tax-free security yielding 5.0% would do the calculation as follows: $1.00 - 0.33 = 0.67$. Next, divide the tax-free yield (5.0% in this case) by that number ($5.0 \div 0.67$). The result is a 7.5% taxable-equivalent yield.

If we were to factor in state and local income tax rates—which, of course, will vary widely—the taxable-equivalent yield calculations would be more complicated. However, the tax brackets and the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities, particularly in an environment in which interest rates are likely to remain low for some time due to slow economic growth.

Tax-Exempt and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields			
	Your Federal Marginal Tax Bracket			
	25%	28%	33%	35%
1.0%	1.3%	1.4%	1.5%	1.5%
1.5	2.0	2.1	2.2	2.3
2.0	2.7	2.8	3.0	3.1
2.5	3.3	3.5	3.7	3.8
3.0	4.0	4.2	4.5	4.6
3.5	4.7	4.9	5.2	5.4
4.0	5.3	5.6	6.0	6.2
4.5	6.0	6.3	7.2	6.9
5.0	6.7	6.9	7.5	7.7

*Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

Over the last year, shorter-term municipal yields remained very low and were little changed, but longer-term muni yields declined with Treasury yields, albeit to a lesser extent. With municipal yields about the same as Treasury yields across the board, tax-free securities are a very attractive alternative for fixed income investors. For example, as of October 31, 2012, the 2.82% yield offered by a 30-year tax-free municipal bond rated AAA nearly matched the 2.86% pretax yield offered by a 30-year Treasury. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 3.92% in order to receive the same after-tax income. For more information about calculating taxable-equivalent yields, please see the sidebar on page 2.

MUNICIPAL MARKET NEWS

Municipal issuance totaled almost $314 billion in the first 10 months of 2012, according to The Bond Buyer. Much of the year-to-date issuance reflects municipalities refinancing their debts to take advantage of low long-term interest rates, rather than net new issuance. Still, full-year issuance is likely to be in the $350 billion to $375 billion range. One positive factor for munis is that austerity-minded state and local government leaders have been conservative about adding to indebtedness, despite prevailing low yields. Another favorable factor supporting the market is brisk demand, particularly for long-term issues.

Some states continue to face fiscal difficulties and have been forced to raise taxes and fees and cut spending to close budget deficits. Other higher-quality states haven’t required such austerity and will continue to deserve higher credit ratings as their ability to continue servicing their outstanding debts remains unquestioned. Longer term, sizable pension and other retirement benefits may begin to raise concerns about the states’ willingness and ability to address these obligations.

Municipal bond performance over the last year was driven by investors’ search for higher yields in a low interest rate environment. Long-term bonds outperformed shorter-term securities, low-quality issues outpaced higher-quality munis, and revenue bonds outpaced state and local general obligations. We generally favor bonds backed by a dedicated revenue stream over GOs. Among revenue bonds, industrial revenue issues fared best, driven by prepaid gas and select tobacco names. Health care bonds were also strong performers, but we are becoming more selective among hospital revenue bonds, as new issue supply and some credit concerns are weighing on the sector. Higher-quality issues, such as housing and power bonds, lagged but still produced solid gains. Prerefunded bonds, which are backed by U.S. Treasuries, trailed with mild gains due to their high-quality and short-term characteristics.

PORTFOLIO REVIEW

Summit Municipal Money Market Fund

Your fund returned 0.01% during the 12 months ended October 31, 2012, versus 0.02% for the Lipper Tax-Exempt Money Market Funds Index. With the expectation that the Fed will hold short-term rates in place until 2015, the money market yield curve remains fairly stable. Over the last six months, the money market yield curve has flattened as the rates on 1- to 90-day securities moved slightly higher while 6- to 12-month yields were nearly unchanged. Yields range from about 16 basis points (0.16%) for overnight investments to roughly 21 basis points for one-year maturities. This rate structure is expected to remain intact for some time to come unless some exogenous event disrupts the markets. Our strategy for the fund remains unchanged based on the assumption of a Fed on hold. As such, we are comfortable maintaining a weighted average maturity in the longer end of our permissible range, targeting around 55 days.

Credit quality continues to be a major factor in the management of the fund. Therefore, the fund still maintains significant exposure to highly rated hospitals and universities, state and local GOs, and housing bonds backed by Federal Home Loan Bank. Bank liquidity providers continue to figure prominently in the financing of many short-term municipal borrowings; as such, we are mindful of their impact on this segment of the market. Our highest bank liquidity exposures include Wells Fargo and JPMorgan. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The Securities and Exchange Commission could not reach consensus in August on further reforms for money funds. The debate has for now shifted to the Financial Stability Oversight Council. We expect to hear much more as regulators and the money fund industry continue to discuss appropriate revisions to money fund regulation. As always, we are committed to managing a diversified, high-quality portfolio with a focus on liquidity and stability of principal.

Summit Municipal Intermediate Fund

Your fund returned 7.72% during the past 12 months compared with a return of 7.51% for the Lipper Intermediate Municipal Debt Funds Average, which measures the performance of similarly managed funds. The fund’s net asset value per share increased from $11.85 at the end of April to $12.00 at the end of October, while the 30-day SEC yield declined from 1.58% to 1.22%. Dividends contributed $0.17 per share during the six-month period.

We maintained a fairly steady investment strategy throughout the fund’s fiscal year. We favored revenue bonds over GOs and prerefunded bonds, and we kept our allocations to cash, very short-term, and high-quality bonds at low levels, reflecting our belief that longer-term and lower-quality securities would outperform in an environment in which investors were hungry for income.

In addition, we modestly adjusted our maturity exposure, focusing on 15-year bonds with 8- to 10-year call dates (the dates they can be called from the market by issuers). In part, we adopted this strategy because of concerns about reinvestment needs in the municipal market during the next few years. If the Federal Open Market Committee maintains an extremely low federal funds rate into 2015 (as it said it would), all bonds maturing during this period are likely to be reinvested at low interest rates. Consequently, our strategy of extending maturities is designed to bridge this period and remain invested at relatively higher rates.

The top two sectors in the portfolio continue to be transportation and health care. Special tax bonds jumped ahead of electric revenue bonds during the past six months, and our exposure to industrial and pollution control securities also increased. We added three industrial names—bonds issued by Valero Energy, First Energy, and Marathon Oil. We also added to our prepaid gas positions backed by Merrill Lynch and Goldman Sachs. These positions increased our allocation to BBB bonds. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

On the sales side of the ledger, we have almost eliminated our exposure to the debt of the Commonwealth of Puerto Rico since we are concerned about the island’s economy and high debt levels. Security selection and sector allocation primarily drove the fund’s good relative performance. Our holdings in health care and transportation were especially beneficial, along with our overweight in various revenue sectors. The underweight in high-quality GOs and prerefunded bonds also helped boost performance.

At the end of the period, the yield spreads for most revenue bonds were as tight as they have been since 2008. While we still find some value there, the opportunity to add yield to the portfolio is declining.

Summit Municipal Income Fund

Your fund returned 12.03% during the fund’s fiscal year compared with 10.98% for the Lipper General & Insured Municipal Debt Funds Average. (Please note that Lipper changed the name of this benchmark during the period.) The fund’s net asset value rose from $11.68 to $12.02 during the past six months, while its 30-day SEC yield fell from 2.82% to 2.46%. Dividends contributed $0.22 per share.

Our focus on longer-term bonds helped fund performance during the year. We’ve increased our overweight in bonds with maturities of 22 years and longer, where yields are more compelling, and decreased our cash position and allocation to bonds maturing in five years or less. We kept the fund’s duration fairly stable at 5.7 years at the end of the period, which was longer than that of our benchmark, and extended the weighted average maturity a full year to 19 years. This overall strategy contributed strongly to fund performance.

We remained underweight in GO debt and overweight in revenue-backed bonds. Our outlook for states has stabilized, but we continue to believe that many local municipalities still face fiscal challenges. The fund’s five largest sectors are all revenue-backed. Transportation is our largest sector at 24% of net assets, up from the previous period, and health care represents 21%. Both sectors offer attractive yields compared with similarly rated securities in other sectors. We were also overweight in industrial and pollution control bonds.

We made slight shifts in the fund’s quality diversification. Our exposure to AAA bonds remained light at 4% of assets. The portfolio’s AA rated holdings declined to 28%, while we raised our allocation to A rated bonds to 46%. We are underweight in AA and AAA rated bonds and overweight in A and BBB securities relative to the Barclays Municipal Bond Index, which also boosted fund results as lower-quality bonds outperformed.

Other bonds that did well included noncallable, zero coupon, and Indian gaming securities. By contrast, our positions in high-quality and short-duration bonds trimmed the fund’s return, particularly bonds with maturities inside of three years. We’ve been active buyers during the year, investing new cash inflows and coupon payments in bonds we favored. We considerably lowered our exposure to the Commonwealth of Puerto Rico. Most of our purchases were in the transportation and hospital sectors. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

OUTLOOK

While we are pleased with the tremendous performance of municipal bonds over the last two years, we believe that returns in the period ahead will moderate. The credit and economic environment for municipalities is likely to remain challenging, and yields are unlikely to fall significantly from current levels. Modest economic growth and improving income and sales tax revenues are providing some support for state governments. However, cutbacks in state support for municipalities and persisting downward pressure on property tax revenues could keep local municipal issuers vulnerable. If the economy slides back into a recession—which we are not currently predicting—municipalities will face even tougher challenges.

State and local government liabilities, such as pension benefits and health care costs, are a growing long-term concern. Maintaining balanced budgets and addressing these long-term concerns require careful and dedicated work by state and local officials. These efforts will need to continue—with or without additional federal assistance.

We continue to believe that the municipal bond market is a high-quality market with good opportunities for long-term investors. In this low-rate environment, we believe long-term bonds and A rated sectors represent good value. We are comforted somewhat by Federal Reserve assurances that interest rate hikes are not imminent, as well as by the demonstrated ability of states to balance their budgets in tough times. We are mindful, however, that municipal yields are at or near historical lows and there is the potential for losses if rates rise in response to stronger economic growth or inflation. While we expect rates to stay range-bound in the period ahead, we are careful with any investment shift that might increase our portfolios’ interest rate sensitivity.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We conduct thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good fundamentals—an investment strategy that has served our investors well in the past.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Summit Municipal Income Fund

November 15, 2012

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades; defaults on scheduled interest and principal payments; and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax (AMT).

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Barclays Intermediate Competitive (1–17 Year Maturity) Bond Index: A subindex of the Barclays Municipal Bond Index. It is a rules-based, market value-weighted index of bonds with maturities of one year to 16 years and 11 months engineered for the tax-exempt bond market.

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate (or target rate): The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Inflation: A sustained increase in prices throughout the economy.

LIBOR: The London Interbank Offered Rate, which is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 9/30/12	SEC Yield (7-Day Simple)*	SEC Yield (7-Day Simple)– Unsubsidized	1 Year	5 Years	10 Years	Since Inception	Inception Date
Summit Municipal Money Market Fund	0.01%	-0.24%	0.01%	0.61%	1.24%	–	
Summit Municipal Intermediate Fund	–	–	7.07	5.61	4.46	–	
Summit Municipal Intermediate Fund–Advisor Class	–	–	–	–	–	0.96%	8/8/12
Summit Municipal Income Fund	–	–	11.26	6.22	5.33	–	
Summit Municipal Income Fund–Advisor Class	–	–	–	–	–	1.36	8/8/12

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132 or, for Advisor Class shares, 1-800-638-8790.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal periods. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than does the total return.

*In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund's net yield; without it, the fund's 7-day yield would have been lower. Please see the prospectus for more details.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 98.9%		
Alabama 0.4%		
Courtland Ind. Dev. Board, Int'l. Paper, PCR, 4.75%, 5/1/17	1,500	1,572
Health Care Auth. for Baptist Health, 5.00%, 11/15/18	1,685	1,787
Univ. of Alabama Board of Trustees, Univ. of Alabama Birmingham Hosp., 5.75%, 9/1/22 (Tender 9/1/18)	4,000	4,621
		7,980
Alaska 0.3%		
Alaska HFC, Single Family, 5.25%, 12/1/25 (1)	2,500	2,730
Anchorage, GO, 5.00%, 3/1/20 (1)	3,255	3,585
		6,315
Arizona 1.0%		
Arizona Board of Regents, Arizona State Univ., 6.00%, 7/1/26	2,350	2,798
Arizona HFA, Blood Systems, 5.00%, 4/1/18	1,325	1,383
Arizona Transportation Board, Highway, 5.00%, 7/1/17	6,720	7,983
Arizona Transportation Board, Highway, 5.00%, 7/1/27	2,145	2,519
Salt River Project Agricultural Improvement & Power 5.00%, 1/1/28	6,000	6,966
Tempe IDA, Friendship Village of Tempe, 5.375%, 12/1/13 (2)	416	430
		22,079
Arkansas 0.1%		
Univ. of Arkansas, 5.00%, 11/1/26 (1)	1,000	1,075
		1,075
California 11.2%		
Bay Area Toll Auth., San Francisco, 5.00%, 4/1/25	4,495	5,369
Bay Area Toll Auth., San Francisco, 5.00%, 4/1/26	5,200	6,348
Bay Area Toll Auth., San Francisco, 5.25%, 4/1/26	6,590	7,993
California, Economic Recovery, 5.00%, 7/1/22	8,365	9,597
California, Economic Recovery, 5.25%, 7/1/21	13,755	16,981

California, GO, 5.00%, 9/1/15	2,530	2,837
California, GO, 5.00%, 9/1/17	4,030	4,771
California, GO, Economic Recovery, 5.00%, 7/1/15 (1)	5,000	5,391
California, GO, Various Purpose, 5.00%, 10/1/17	5,100	6,050
California, GO, Various Purpose, 5.00%, 4/1/18	10,000	11,967
California, GO, Various Purpose, 5.25%, 3/1/23	6,000	7,144
California Dept. of Water Resources, Power Supply 4.00%, 5/1/16	9,000	10,066
California Dept. of Water Resources, Power Supply 5.00%, 5/1/14	10,000	10,694
California Dept. of Water Resources, Power Supply 5.00%, 5/1/16	10,000	11,531
California Dept. of Water Resources, Power Supply 5.00%, 5/1/22	4,605	5,475
California Dept. of Water Resources, Power Supply Series H, 5.00%, 5/1/22	5,000	5,980
California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/20	1,400	1,538
California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/27	7,650	8,300
California HFA, Memorial Health Services, 5.00%, 10/1/19	1,000	1,220
California HFA, Memorial Health Services, 5.00%, 10/1/20	1,000	1,224
California HFA, Sutter Health, 5.25%, 8/15/31	4,000	4,627
California Municipal Fin. Auth., Waste Management, IDRB VR, 3.00%, 9/1/14 (3)	1,525	1,589
California Statewide CDA, Terraces at San Joaquin Gardens 4.75%, 10/1/19	4,475	4,484
Golden State Tobacco Securitization Corp., Tobacco Industry 5.00%, 6/1/14	1,850	1,954
Long Beach Harbor, 5.00%, 5/15/18 (1)	1,500	1,670
Los Angeles Airport, 5.00%, 5/15/25	3,390	4,015
Los Angeles Airport, 5.25%, 5/15/27	11,240	13,463
Los Angeles Community College Dist., GO, 5.00%, 8/1/24 (4)	2,000	2,206
Los Angeles Dept. of Water & Power, Electric, 5.00%, 7/1/21	2,800	3,535

Los Angeles Municipal Improvement Corp., Real Property 4.00%, 3/1/16	1,000	1,089
Los Angeles Municipal Improvement Corp., Real Property 4.00%, 3/1/17	1,860	2,058
Los Angeles Municipal Improvement Corp., Real Property 4.625%, 3/1/18	1,205	1,383
Los Angeles Municipal Improvement Corp., 5.00%, 3/1/17	2,550	2,916
Los Angeles Municipal Improvement Corp., 5.00%, 3/1/20	6,100	7,215
Northern California Gas Auth. No. 1, VR, 0.961%, 7/1/27	2,000	1,559
San Buenaventura, Community Memorial Health 6.00%, 12/1/19	2,220	2,582
San Buenaventura, Community Memorial Health 6.25%, 12/1/20	2,000	2,384
San Buenaventura, Community Memorial Health 6.50%, 12/1/22	2,620	3,184
San Diego Unified School Dist., GO, 5.00%, 7/1/16 (1)	4,705	5,156
San Francisco City & County Airports Commission 5.50%, 5/1/25	9,200	10,980
San Francisco City & County Airports Commission, Int'l. Airport 5.00%, 5/1/22	9,000	10,732
San Francisco City & County Airports Commission, Int'l. Airport 5.00%, 5/1/23	16,000	18,892
Southern California Public Power Auth., 5.00%, 7/1/23	3,290	3,906
Univ. of California Regents, 5.00%, 5/15/19 (Prerefunded 5/15/13) (5)(6)	65	67
Univ. of California Regents, 5.00%, 5/15/19 (5)	1,230	1,274
		253,396
Colorado 2.3%		
Colorado HFA, Catholic Health Initiatives, 5.00%, 7/1/18	5,000	6,017
Colorado HFA, Catholic Health Initiatives, 5.00%, 7/1/19	10,035	12,086
Colorado HFA, Catholic Health Initiatives, 5.00%, 7/1/29	1,450	1,697

Colorado HFA, Evangelical Lutheran Good Samaritan Society 5.00%, 6/1/16	980	1,035
Colorado HFA, Valley View Hosp., 5.50%, 5/15/28	1,005	1,083
Denver City & County Airport, 5.00%, 11/15/17 (3)	2,795	3,269
Denver City & County Airport, 5.00%, 11/15/17 (7)	3,500	4,017
Denver City & County Airport, 5.00%, 11/15/22	3,500	4,185
Denver City & County Airport, 5.00%, 11/15/24 (8)	5,000	5,528
Denver City & County Airport, 5.25%, 11/15/27	5,560	6,432
Regional Transportation Dist., Fastracks, 5.00%, 11/1/27 (9)	4,800	5,512
Univ. of Colorado, 5.50%, 6/1/24	1,000	1,253
		52,114
Connecticut 0.0%		
Mashantucket (Western) Pequot Tribe 5.70%, 9/1/13 (10)(11)(12)	500	215
Mohegan Tribe Indians, 6.25%, 1/1/31	450	450
Mohegan Tribe Indians, Gaming Public Improvement 5.50%, 1/1/13 (10)	220	221
		886
Delaware 0.1%		
Delaware River & Bay Auth., 5.00%, 1/1/21 (1)	1,000	1,089
New Castle County, Newark Charter School, 5.00%, 9/1/26	820	836
Sussex County, Cadbury Lewes, 5.90%, 1/1/26	860	851
		2,776
District of Columbia 1.8%		
District of Columbia, GO, 5.25%, 6/1/19 (4)	3,140	3,889
Metropolitan Washington D.C. Airports Auth., Series A 5.00%, 10/1/23	6,000	7,152
Metropolitan Washington D.C. Airports Auth., Series B 5.00%, 10/1/23	5,000	5,848

Washington Convention Center Auth., 5.00%, 10/1/18 (9)	6,090	6,792
Washington Convention Center Auth., 5.00%, 10/1/20 (4)	5,500	6,194
Washington Convention Center Auth., 5.00%, 10/1/21 (4)	4,500	5,068
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/20	1,000	1,236
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/22	2,500	3,022
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/26	1,000	1,175
		40,376
Florida 10.6%		
Broward County, Water & Sewer, 5.00%, 10/1/15 (Prerefunded 10/1/13) (6)(9)	1,425	1,486
Broward County, Water & Sewer, 5.00%, 10/1/19	7,000	8,684
Broward County Airport, 5.00%, 10/1/28	5,070	5,915
Collier County, Gas Tax, 5.25%, 6/1/14 (Prerefunded 6/1/13) (6)(9)	1,095	1,127
Delray Beach, GO, Decade of Excellence, 5.00%, 2/1/13 (4)	1,000	1,012
Fishhawk Community Dev. Dist. II, Special Assessment 7.04%, 11/1/14	5	5
Florida Board of Ed., GO, Capital Outlay, 5.00%, 6/1/30	1,555	1,707
Florida Board of Ed., Lottery, 5.00%, 7/1/15	6,210	6,942
Florida Board of Ed., Lottery, 5.00%, 7/1/17 (9)	4,690	5,287
Florida Board of Ed., Lottery, 5.00%, 7/1/21	6,350	7,447
Florida Board of Ed., Lottery, 5.00%, 7/1/23	2,000	2,314
Florida Dept. of Environmental Protection, Documentary Stamp Tax, 5.00%, 7/1/16	5,750	6,620
Florida Dept. of Environmental Protection, Documentary Stamp Tax, 5.00%, 7/1/17	5,730	6,760
Florida Dept. of Environmental Protection, Documentary Stamp Tax, 5.00%, 7/1/20 (9)	3,835	4,410
Florida Dept. of Environmental Protection, Documentary Stamp Tax, 5.00%, 7/1/22	10,500	12,698

Florida Dept. of Environmental Protection, Documentary Stamp Tax, 5.00%, 7/1/23 (7)	4,200	4,679
Florida DOT, Turnpike Auth., 5.00%, 7/1/18 (1)	1,275	1,485
Florida DOT, Turnpike Auth., 5.00%, 7/1/22	16,710	19,706
Florida Hurricane Catastrophe Fund Fin. Corp., 5.00%, 7/1/14	6,290	6,752
Florida Hurricane Catastrophe Fund Fin. Corp., 5.00%, 7/1/15	15,180	16,840
Florida Municipal Power Agency, 5.25%, 10/1/20	3,375	4,031
Florida Municipal Power Agency, 5.25%, 10/1/22	6,125	7,173
Greater Orlando Aviation Auth., 5.00%, 10/1/15 (4)	2,250	2,340
Highlands County HFA, Adventist Health/Sunbelt 5.00%, 11/15/21	140	156
Highlands County HFA, Adventist Health/Sunbelt, Series B1 5.00%, 11/15/21 (Prerefunded 11/15/15) (6)	820	931
Highlands County HFA, Adventist Health/Sunbelt, Series B2 5.00%, 11/15/21 (Prerefunded 11/15/15) (6)	140	159
Highlands County HFA, Adventist Health/Sunbelt VR, 5.00%, 11/15/18	1,600	1,796
Highlands County HFA, Adventist Health/Sunbelt VR, 5.00%, 11/15/19	1,615	1,809
Jacksonville, Excise Tax, 5.00%, 10/1/23 (9)	1,875	2,075
Jacksonville, Excise Tax, 5.25%, 10/1/19 (1)(3)	1,450	1,509
Jacksonville, Guaranteed Entitlement, 5.375%, 10/1/17 (7)	1,000	1,004
Jacksonville, Sales Tax, 5.00%, 10/1/18	1,800	2,143
Jacksonville, Sales Tax, 5.00%, 10/1/21	2,500	3,036
Jacksonville Electric Auth., 5.00%, 10/1/20	2,655	2,810
Miami-Dade County, Aviation, 5.75%, 10/1/24	5,085	6,050
Miami-Dade County, Aviation, 5.75%, 10/1/26	100	118
Miami-Dade County, Aviation, Int'l. Airport 5.25%, 10/1/18 (1)(3)	2,450	2,520
Miami-Dade County, Public Services, 5.00%, 4/1/20 (1)	1,135	1,284
Miami-Dade County EFA, Univ. of Miami, 5.00%, 4/1/18 (Prerefunded 4/1/14) (6)(9)	1,475	1,571

Miami-Dade County EFA, Univ. of Miami, 5.00%, 4/1/21 (9)	5,235	5,950
Miami-Dade County EFA, Univ. of Miami, 5.25%, 4/1/20 (9)	4,610	5,512
Miami-Dade County EFA, Univ. of Miami, 5.75%, 4/1/28	765	862
Orange County, Sales Tax, 5.00%, 1/1/14 (Prerefunded 1/1/13) (6)(7)	1,550	1,562
Orange County, Sales Tax, 5.125%, 1/1/16 (Prerefunded 1/1/13) (6)(7)	2,580	2,601
Orange County, Tourist Dev. Tax, 5.00%, 10/1/21	5,200	6,258
Orange County, Tourist Dev. Tax, 5.00%, 10/1/22	6,020	7,242
Orange County HFA, Nemours Foundation, 5.00%, 1/1/20 (Prerefunded 1/1/15) (6)	280	307
Orlando-Orange County Expressway Auth., 5.00%, 7/1/26	12,505	14,745
Palm Beach County, Criminal Justice Fac., 5.75%, 6/1/13 (7)	3,700	3,815
Paseo Community Dev. Dist., 5.00%, 2/1/13 (12)(13)	425	—
Paseo Community Dev. Dist., 5.40%, 5/1/36	75	78
Paseo Community Dev. Dist., VR, 0.00%, 5/1/36 (12)	960	342
Pinellas County HFA, Baycare Health, 5.00%, 11/15/13	3,500	3,660
Reedy Creek Improvement Dist., GO, 5.00%, 6/1/21 (9)	2,080	2,294
Reedy Creek Improvement Dist., Utility System 5.00%, 10/1/20 (9)	1,025	1,102
Saint Augustine, Capital Improvement, 5.00%, 10/1/24 (9)	2,400	2,584
Seven Oaks Community Dev. Dist. II, VR, 7.50%, 5/1/16	485	468
South Miami HFA, Baptist Health South, 5.00%, 8/15/21	3,000	3,462
South Miami HFA, Baptist Health South, 5.00%, 8/15/23	3,650	4,197
Tampa, Catholic Health East, 5.25%, 11/15/23	3,225	3,662
Tampa, H. Lee Moffitt Cancer Center, Cigarette Tax 5.00%, 9/1/19	500	592
Tampa, H. Lee Moffitt Cancer Center, Cigarette Tax 5.00%, 9/1/25	1,000	1,169
Tampa, H. Lee Moffitt Cancer Center, Cigarette Tax 5.00%, 9/1/26	1,400	1,627

Tolomato Community Dev. Dist., Special Assessment, Series 1 6.375%, 5/1/17 (12)	5	3
Tolomato Community Dev. Dist., Special Assessment, Series 1 6.45%, 5/1/23 (12)	15	8
Tolomato Community Dev. Dist., Special Assessment, Series 2 6.375%, 5/1/17 (12)	205	94
Tolomato Community Dev. Dist., Special Assessment, Series 2 6.45%, 5/1/23 (12)	465	212
Tolomato Community Dev. Dist., Special Assessment, Series 3 6.375%, 5/1/17 (12)	75	73
Tolomato Community Dev. Dist., Special Assessment, Series 3 6.45%, 5/1/23 (12)	155	—
Tolomato Community Dev. Dist., Special Assessment, Series A-1 6.375%, 5/1/17	75	—
Tolomato Community Dev. Dist., Special Assessment, Series A-1 6.45%, 5/1/23	205	200
Tolomato Community Dev. Dist., Special Assessment Series A-3, STEP, 0.00%, 5/1/40	185	107
Tolomato Community Dev. Dist., Special Assessment Series A-4, STEP, 0.00%, 5/1/40	100	42
Tolomato Community Dev. Dist., Special Assessment STEP, 0.00%, 5/1/39	80	57
		239,278
Georgia 2.5%		
Atlanta Airport, 5.00%, 1/1/26	4,190	4,799
Atlanta Airport, 5.75%, 1/1/22	4,750	5,992
Carroll City-County Hosp. Auth., Tanner Medical Center 5.00%, 7/1/22	1,235	1,442
Cobb County-Marietta Water Auth., 5.50%, 11/1/14	1,515	1,545
DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/21	3,500	4,090
DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/24	2,850	3,256

Fulton County, Water & Sewer, 5.00%, 1/1/21 (Prerefunded 1/1/14) (6)(7)	2,180	2,299
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.00%, 3/15/14	2,000	2,112
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.00%, 3/15/17	6,870	7,704
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.00%, 3/15/19	3,900	4,388
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.00%, 3/15/20	5,160	5,841
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.50%, 9/15/24	2,500	2,957
Municipal Electric Auth. of Georgia, 5.00%, 1/1/20	4,945	6,027
Municipal Electric Auth. of Georgia, 5.00%, 1/1/21	2,695	3,294
Savannah Economic Dev. Auth., Marshes of Skidaway 7.40%, 1/1/34	810	830
		56,576
Hawaii 1.5%		
Hawaii, 5.00%, 7/1/19 (Prerefunded 7/1/15) (6)(9)	775	870
Hawaii, 5.25%, 9/1/23 (Prerefunded 9/1/13) (4)(6)	1,995	2,077
Hawaii, GO, 5.00%, 12/1/16	5,300	6,229
Hawaii, GO, 5.00%, 12/1/17	4,510	5,437
Hawaii, GO, 5.00%, 7/1/19 (9)	3,575	3,979
Hawaii, GO, 5.25%, 9/1/23 (1)	2,005	2,086
Hawaii Airports, 5.00%, 7/1/17 (3)	7,905	9,140
Hawaii Airports, 5.25%, 7/1/23	4,175	5,033
		34,851
Illinois 3.1%		
Chicago O'Hare Int'l. Airport, 5.00%, 1/1/20 (5)	5,235	5,815
Chicago O'Hare Int'l. Airport, 5.00%, 1/1/21 (5)	4,500	5,100

Chicago O'Hare Int'l. Airport, 5.25%, 1/1/15 (7)	1,700	1,865
Chicago O'Hare Int'l. Airport, 5.25%, 1/1/23	3,065	3,604
Chicago O'Hare Int'l. Airport, 5.25%, 1/1/24	2,605	3,043
Chicago O'Hare Int'l. Airport, 5.25%, 1/1/25	2,920	3,382
Chicago O'Hare Int'l. Airport, 5.25%, 1/1/28	2,200	2,506
Chicago O'Hare Int'l. Airport, 5.25%, 1/1/29	1,245	1,415
Chicago O'Hare Int'l. Airport, Series C, 5.25%, 1/1/27	10,590	12,116
Chicago O'Hare Int'l. Airport, Series F, 5.25%, 1/1/27	2,710	3,100
Illinois Fin. Auth., Advocate Health Care Network 5.00%, 11/1/15	2,000	2,222
Illinois Fin. Auth., Ascension Health Alliance, 5.00%, 11/15/42 (Tender 5/1/15)	5,000	5,525
Illinois Fin. Auth., Cadence Health, Central Dupage Health 5.00%, 11/1/16	2,050	2,345
Illinois Fin. Auth., Cadence Health, Central Dupage Health 5.00%, 11/1/17	2,000	2,340
Illinois Fin. Auth., Landing at Plymouth Place, 6.00%, 5/15/25	900	840
Illinois Toll Highway Auth., 5.00%, 1/1/18 (4)	4,500	5,015
Metropolitan Pier & Exposition Auth., McCormick Place 5.00%, 12/15/28	9,000	10,568
		70,801
Indiana 2.1%		
Indiana Fin. Auth., Indiana Univ. Health, 5.00%, 3/1/17	1,760	2,012
Indiana Fin. Auth., Indiana Univ. Health, 5.00%, 3/1/23	2,430	2,767
Indiana Fin. Auth., Indiana Univ. Health, 5.00%, 3/1/24	2,930	3,337
Indiana Health & Ed. Fac. Fin. Auth., Indiana Univ. Health Clarian Health, 5.00%, 2/15/33	13,230	14,437
Indiana HFFA, Ascension Health Alliance, 5.00%, 11/1/27 (Tender 5/1/13)	1,350	1,382
Indianapolis, Gas Utilities, 5.00%, 8/15/24 (4)	9,000	10,394

Indianapolis Airport Auth., Federal Express, IDRB 5.10%, 1/15/17 (3)	3,810	4,303
Jasper County Ind. Economic Dev. Auth., Northern Indiana Public Service, 5.60%, 11/1/16 (1)	4,000	4,525
JPMorgan Chase, Ascension Health Alliance, Indiana Health VRTR, 0.23%, 11/15/30 (10)	4,100	4,100
		47,257
Kansas 0.9%		
Kansas Dev. Fin. Auth., Adventist Health/Sunbelt 5.00%, 11/15/22	1,750	2,016
Kansas Dev. Fin. Auth., Adventist Health/Sunbelt 5.00%, 11/15/24	1,000	1,156
Lenexa Health Care Fac., Lakeview Village, 5.125%, 5/15/14	1,150	1,186
Wichita, Via Christi Health, 5.25%, 11/15/24	8,295	9,429
Wichita, Via Christi Health, 5.25%, 11/15/25	4,085	4,767
Wyandotte County Unified Gov't., Zero Coupon, 6/1/21	4,000	2,677
		21,231
Kentucky 0.5%		
Kentucky Economic Dev. Fin. Auth., Baptist Healthcare VRDN, 0.25%, 8/15/38	10,230	10,230
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health 5.00%, 6/1/18	1,500	1,701
		11,931
Louisiana 1.5%		
Louisiana, Gas & Fuel, 5.00%, 5/1/24	3,500	4,192
Louisiana, GO, 5.00%, 8/1/18	11,000	13,473
Louisiana, GO, VR, 0.95%, 7/15/14	3,240	3,247
Louisiana Local Gov't. Environment Fac. Auth., Jefferson Parish GO, 5.25%, 4/1/23	575	667

Louisiana Local Gov't. Environment Fac. Auth., Jefferson Parish GO, 5.25%, 4/1/24	1,300	1,497
Saint Charles Parish PCR, Valero Energy, 4.00%, 12/1/40 (Tender 6/1/22)	3,700	4,061
Saint John Baptist Parish, Marathon Oil, PCR, 5.125%, 6/1/37	6,760	7,272
		34,409
Maryland 3.8%		
Anne Arundel County, GO, Consolidated Water & Sewer 5.00%, 4/1/25	700	875
Baltimore, Convention Center Hilton, 5.00%, 9/1/16	570	576
Frederick County, Public Fac., 5.00%, 6/1/20 (Prerefunded 6/1/18) (6)	1,225	1,503
Gaithersburg, Asbury Maryland Obligated Group 5.00%, 1/1/13	2,815	2,830
Gaithersburg, Asbury Maryland Obligated Group 5.00%, 1/1/16	3,025	3,259
Gaithersburg, Asbury Maryland Obligated Group 5.00%, 1/1/17	1,775	1,934
Howard County, Vantage House, 5.00%, 4/1/13	725	731
Howard County, Vantage House, 5.00%, 4/1/14	760	777
Maryland CDA, Residential, 5.50%, 9/1/31 (3)	1,150	1,178
Maryland DOT, 5.00%, 2/15/23	4,030	4,752
Maryland DOT, 5.50%, 2/1/15	3,050	3,402
Maryland Economic Dev. Corp., Ports America Chesapeake 5.125%, 6/1/20	1,150	1,325
Maryland Economic Dev. Corp., Ports America Chesapeake Series B, 5.125%, 6/1/20	2,925	3,369
Maryland Economic Dev. Corp., Potomac Electric Power, PCR 6.20%, 9/1/22	3,500	4,292
Maryland Economic Dev. Corp., Public Health Laboratory 5.00%, 6/1/16	2,480	2,862
Maryland HHEFA, Anne Arundel Health, 6.75%, 7/1/29	1,270	1,565

Maryland HHEFA, Doctors Community Hosp., 5.00%, 7/1/20	5,000	5,356
Maryland HHEFA, Doctors Community Hosp., 5.30%, 7/1/25	4,165	4,437
Maryland HHEFA, Greater Baltimore Medical Center 5.00%, 7/1/18	1,595	1,841
Maryland HHEFA, Greater Baltimore Medical Center 5.00%, 7/1/19	3,495	4,046
Maryland HHEFA, Greater Baltimore Medical Center 5.00%, 7/1/20	2,395	2,792
Maryland HHEFA, Johns Hopkins Health, 5.00%, 5/15/48 (Tender 5/15/15)	1,950	2,148
Maryland HHEFA, Meritus Health, Washington County Hosp. 5.00%, 1/1/18	1,050	1,168
Maryland HHEFA, Meritus Health, Washington County Hosp. 6.00%, 1/1/28	2,265	2,515
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/21	4,000	4,564
Maryland HHEFA, Univ. of Maryland Medical, 5.50%, 7/1/24 (9)	7,140	8,147
Maryland Transportation Auth., 5.00%, 7/1/21	1,775	2,122
Montgomery County, 5.00%, 5/1/21 (Prerefunded 5/1/17) (6)	2,500	2,990
Northeast Maryland Waste Disposal Auth., Montgomery County Resource Recovery Fac., 5.50%, 4/1/14 (3)(9)	8,080	8,254
Northeast Maryland Waste Disposal Auth., Montgomery County Resource Recovery Fac., 5.50%, 4/1/16 (3)(9)	500	511
		86,121
Massachusetts 1.7%		
Massachusetts, 5.25%, 10/1/22 (Prerefunded 10/1/13) (6)	1,300	1,357
Massachusetts, GO, 5.00%, 8/1/24	1,750	2,083
Massachusetts, GO, 5.25%, 9/1/22 (4)	8,000	10,366
Massachusetts, GO, 5.50%, 12/1/23 (9)	4,500	5,977
Massachusetts, GO, Central Artery, VRDN, 0.27%, 12/1/30	6,900	6,900
Massachusetts Ed. Fin. Auth., 5.50%, 1/1/17	3,000	3,437
Massachusetts Ed. Fin. Auth., 5.50%, 1/1/22	3,500	4,092

Massachusetts HEFA, Harvard Univ., 5.00%, 12/15/24	4,250	5,209
		39,421
Michigan 0.9%		
Detroit Sewage Disposal, Water & Sewer, 5.00%, 7/1/15	500	539
Detroit Sewage Disposal, Water & Sewer, 5.00%, 7/1/17	1,000	1,098
Michigan, Federal Highway, GAN, 5.25%, 9/15/18 (4)	2,500	2,946
Michigan Fin. Auth., Unemployment Obligation Assessment 5.00%, 7/1/22	5,000	5,726
Michigan Municipal Bond Auth., Clean Water Revolving Fund 5.00%, 10/1/22	2,000	2,246
Wayne County Airport Auth., Detroit, 5.25%, 12/1/17 (1)(3)	4,500	4,938
Wells Fargo Stage Trust, Trinity Health VRTR, 0.22%, 12/1/39 (10)	2,500	2,500
		19,993
Minnesota 0.8%		
Minneapolis-Saint Paul Metropolitan Airports Commission 5.00%, 1/1/20 (9)	5,000	5,693
Minneapolis-Saint Paul Metropolitan Airports Commission 5.00%, 1/1/24 (9)	2,850	3,164
Minnesota, GO, Highway, Various Purpose, 5.00%, 8/1/18	3,100	3,714
Rochester Health Care Fac., Mayo Clinic, VRDN, 0.19%, 8/15/32	3,000	3,000
Southern Minnesota Municipal Power Agency 5.25%, 1/1/13 (9)	1,400	1,412
		16,983
Missouri 0.9%		
Missouri Environmental Improvement & Energy Resource Auth. Kansas City Power & Light, IDRB, 5.25%, 7/1/17 (Tender 4/1/13) (8)	3,000	3,049
Missouri HEFA, Washington Univ., 5.25%, 3/15/18	3,500	4,308

New Hampshire 0.3%		
New Hampshire Business Fin. Auth., Elliot Hosp. 6.00%, 10/1/27	5,200	5,942
		5,942
New Jersey 3.1%		
New Jersey Economic Dev. Auth., 5.00%, 3/1/22	5,600	6,860
New Jersey Economic Dev. Auth., School Fac. Construction 5.25%, 3/1/15	2,000	2,208
New Jersey HFFA, Barnabas Health, 5.00%, 7/1/16	2,380	2,598
New Jersey HFFA, Barnabas Health, 5.00%, 7/1/17	5,005	5,500
New Jersey HFFA, Children's Specialized Hosp., 5.00%, 7/1/14	600	625
New Jersey HFFA, Children's Specialized Hosp., 5.00%, 7/1/18	400	420
New Jersey HFFA, Meridian Health, 5.00%, 7/1/14	625	667
New Jersey HFFA, Meridian Health, 5.00%, 7/1/15	1,250	1,376
New Jersey HFFA, Meridian Health, 5.00%, 7/1/16	1,000	1,126
New Jersey HFFA, Meridian Health, 5.00%, 7/1/17	1,000	1,151
New Jersey HFFA, Meridian Health, 5.00%, 7/1/18	2,000	2,347
New Jersey Higher Ed. Student Assistance Auth., 5.00%, 6/1/15	1,330	1,456
New Jersey Higher Ed. Student Assistance Auth., 5.00%, 6/1/16	5,380	6,043
New Jersey Higher Ed. Student Assistance Auth., 5.00%, 6/1/17	1,330	1,525
New Jersey Higher Ed. Student Assistance Auth., 5.00%, 6/1/18	1,420	1,656
New Jersey Higher Ed. Student Assistance Auth., 5.25%, 6/1/20	2,145	2,515
New Jersey Transportation Trust Fund Auth., 5.00%, 12/15/16	2,000	2,325
New Jersey Transportation Trust Fund Auth., 5.25%, 12/15/14	6,040	6,637
New Jersey Transportation Trust Fund Auth., 5.25%, 6/15/23	3,180	3,880
New Jersey Transportation Trust Fund Auth., 5.25%, 6/15/24	4,940	5,967
New Jersey Turnpike Auth., 5.00%, 1/1/20	4,000	4,887
New Jersey Turnpike Auth., 5.00%, 1/1/28	5,900	7,007

Tobacco Settlement Fin. Corp., Tobacco Industry 5.00%, 6/1/16	1,750	1,926
		70,702
New Mexico 0.1%		
Sandoval County, Intel, IDRB, 5.00%, 6/1/20	2,025	2,189
		2,189
New York 12.0%		
Albany IDA, Saint Peter's Hosp., 5.50%, 11/15/13	1,000	1,051
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.00%, 7/1/19	2,110	2,507
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.00%, 7/1/20	1,360	1,627
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.00%, 7/1/21	6,935	8,146
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.00%, 7/1/22	1,750	2,039
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/20 (Prerefunded 3/15/15) (4)(6)	945	1,048
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/20 (4)	55	61
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/22	7,070	8,219
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/25	8,860	10,717
Dormitory Auth. of the State of New York, Personal Income Tax 5.25%, 2/15/27	3,600	4,364
Dormitory Auth. of the State of New York, State Univ. 5.25%, 7/1/19 (1)	2,275	2,550
Long Island Power Auth., 5.00%, 5/1/14	10,000	10,668
Long Island Power Auth., 5.00%, 12/1/21 (4)	3,000	3,426
Long Island Power Auth., 5.25%, 12/1/14	3,000	3,292
Long Island Power Auth., 5.50%, 4/1/24	1,850	2,224

Metropolitan Transportation Auth., 5.00%, 11/15/23	5,000	5,720
Metropolitan Transportation Auth., 5.00%, 11/15/25	4,000	4,778
Metropolitan Transportation Auth., 5.00%, 11/15/26	9,210	10,949
Metropolitan Transportation Auth., Dedicated Tax Fund 5.00%, 11/15/23 (Prerefunded 11/15/16) (1)(6)	3,325	3,910
Nassau County IDA, Amsterdam at Harborside, 5.875%, 1/1/18	390	234
Nassau County IDA, Amsterdam at Harborside, 6.50%, 1/1/27	1,200	699
New York City, GO, 5.00%, 8/1/14	4,475	4,833
New York City, GO, Series B, 5.00%, 8/1/16	2,000	2,317
New York City, GO, Series C, 5.00%, 8/1/16	8,400	9,730
New York City, GO, Series G, 5.00%, 8/1/16	6,765	7,836
New York City, GO, Series H, 5.00%, 8/1/16	2,000	2,159
New York City, GO, Series I-1, 5.00%, 8/1/16	14,430	16,714
New York City, GO, 5.00%, 3/1/17	2,160	2,539
New York City, GO, 5.00%, 4/1/20	2,885	3,178
New York City, GO, 5.00%, 8/1/20	19,175	23,772
New York City, GO, 5.00%, 4/1/21 (7)	3,915	4,325
New York City, GO, VR, 4.75%, 12/15/22	8,160	8,539
New York City IDA, Terminal One Group, 5.50%, 1/1/15 (3)	6,000	6,515
New York City Municipal Water Fin. Auth., Water Sewer 5.00%, 6/15/27	3,000	3,469
New York City Transitional Fin. Auth., 5.00%, 11/1/27	8,410	10,201
New York City Transitional Fin. Auth., Future Tax 5.00%, 11/1/15	4,750	5,398
New York City Transitional Fin. Auth., Future Tax, 5.00%, 8/1/20 (Prerefunded 8/1/16) (6)	5,255	6,143
New York City Transitional Fin. Auth., Future Tax, 5.00%, 8/1/20	1,045	1,212
New York City Transitional Fin. Auth., Future Tax 5.00%, 11/1/23	8,000	9,585
New York City Transitional Fin. Auth., Future Tax VRDN, 0.22%, 8/1/39	4,915	4,915

New York City Transitional Fin. Auth., New York State Building Aid, 5.00%, 7/15/26	5,250	6,412
New York City Trust for Cultural Resources, Lincoln Center for Performing Arts, VRDN, 0.26%, 12/1/35	980	980
New York State Thruway Auth., 5.00%, 1/1/22 (7)	6,310	7,421
New York State Thruway Auth., Dedicated Tax Fund, Second Highway & Bridge, 5.00%, 4/1/18 (9)	10,000	11,293
New York State Thruway Auth., Dedicated Tax Fund, Second Highway & Bridge, 5.00%, 4/1/23 (9)	4,500	5,201
Niagara County IDA, Covanta ARC, Solid Waste 5.45%, 11/15/26 (Tender 11/15/12) (3)	2,000	2,003
Seneca Nation Indians Capital Improvement Auth. 5.25%, 12/1/16 (10)	3,500	3,591
Tobacco Settlement Fin. Corp., New York State, 5.00%, 6/1/16	5,150	5,903
Tobacco Settlement Fin. Corp., New York State 5.50%, 6/1/19 (7)	3,120	3,212
Tobacco Settlement Fin. Corp., New York State, 5.50%, 6/1/20	2,050	2,110
		269,735

North Carolina 2.9%

Cape Fear Public Utility Auth., Water & Sewer, 5.00%, 8/1/27	405	480
Charlotte, Douglas Int'l. Airport, 5.00%, 7/1/27	3,670	4,221
Charlotte, Water & Sewer, 5.00%, 7/1/27	1,000	1,195
North Carolina, Capital Improvement, 5.00%, 5/1/15	6,820	7,582
North Carolina, Capital Improvement, 5.00%, 5/1/16	7,760	8,935
North Carolina Capital Fac. Fin. Agency, High Point Univ. 4.00%, 5/1/16	1,765	1,898
North Carolina Capital Fac. Fin. Agency, High Point Univ. 4.00%, 5/1/17	2,785	3,032
North Carolina Capital Fac. Fin. Agency, High Point Univ. 5.00%, 5/1/18	1,640	1,880
North Carolina Eastern Municipal Power Agency, 5.00%, 1/1/26	4,400	5,022

North Carolina Eastern Municipal Power Agency 5.375%, 1/1/16 (Prerefunded 1/1/13) (6)	1,245	1,256
North Carolina Eastern Municipal Power Agency 6.00%, 1/1/18 (9)	11,485	14,070
North Carolina Eastern Municipal Power Agency, Series D 5.50%, 1/1/14	130	137
North Carolina Eastern Municipal Power Agency, Series F 5.50%, 1/1/14	3,600	3,806
North Carolina Municipal Power Agency No. 1, Catawba Electric 5.25%, 1/1/17	1,320	1,551
North Carolina Municipal Power Agency No. 1, Catawba Electric 5.50%, 1/1/13	1,280	1,291
Raleigh-Durham Airport Auth., 5.00%, 11/1/25	5,480	6,535
Union County, GO, 5.00%, 3/1/26	1,290	1,510
Union County, GO, 5.00%, 3/1/27	1,000	1,167
		65,568
North Dakota 0.1%		
Ward County, Trinity Health, 5.125%, 7/1/17	1,905	2,067
		2,067
Ohio 1.5%		
Columbus, Sewerage, 5.00%, 6/1/27	6,500	7,627
Franklin County, GO, Various Purpose, 5.00%, 12/1/23	4,000	4,765
Ohio Air Quality Dev. Auth., FirstEnergy, 2.25%, 8/1/29 (Tender 9/15/16)	6,000	6,043
Ohio Air Quality Dev. Auth., FirstEnergy, PCR, 5.70%, 8/1/20	8,335	9,938
Ohio Higher Ed. Fac. Commission, Cleveland Clinic Health 5.25%, 1/1/23	2,000	2,275
Ohio Water Dev. Auth., FirstEnergy, PCR, 2.20%, 6/1/33 (Tender 6/1/16)	4,200	4,195
		34,843

Oklahoma 0.2%		
Oklahoma Dev. Fin. Auth., Public Service, PCR, 5.25%, 6/1/14	2,870	3,030
Tulsa County IDA, Montereau, Senior Living Community 6.875%, 11/1/23	1,300	1,373
		4,403
Oregon 0.4%		
Oregon DOT, 5.50%, 11/15/14 (Prerefunded 11/15/12) (6)	2,330	2,335
Oregon Fac. Auth., Legacy Health, 5.00%, 3/15/15	2,500	2,719
Oregon Fac. Auth., Legacy Health, 5.00%, 3/15/16	1,750	1,955
Western Generation Agency, Wauna Cogeneration 5.00%, 1/1/16 (14)	1,395	1,433
		8,442
Pennsylvania 3.5%		
Beaver County IDA, FirstEnergy, PCR, 2.20%, 1/1/35 (Tender 7/1/16)	3,000	2,996
Cumberland County Municipal Auth., Asbury Obligated Group 5.00%, 1/1/22	750	787
Cumberland County Municipal Auth., Wesley, 7.125%, 1/1/25 (Prerefunded 1/1/13) (6)	400	409
Pennsylvania, GO, 5.375%, 7/1/16 (1)	3,000	3,521
Pennsylvania IDA, Economic Dev., 5.00%, 7/1/16	1,980	2,254
Pennsylvania IDA, Economic Dev., 5.00%, 7/1/17	2,020	2,355
Philadelphia Airport, 5.25%, 6/15/24 (3)	22,340	25,486
Philadelphia Airport, 5.25%, 6/15/28	1,180	1,349
Philadelphia Airport, 5.25%, 6/15/29	3,995	4,536
Philadelphia Hosp. & Higher Ed. Fac., Children's Hosp. VRDN, 0.23%, 2/15/21	550	550
Philadelphia Hosp. & Higher Ed. Fac., Children's Hosp. VRDN, 0.23%, 7/1/41	13,665	13,665
Saint Mary Hosp. Auth., Catholic Health East, 4.00%, 11/15/15	1,360	1,464

Saint Mary Hosp. Auth., Catholic Health East, 5.00%, 11/15/15	1,360	1,506
Saint Mary Hosp. Auth., Catholic Health East, 5.00%, 11/15/26	5,000	5,504
Saint Mary Hosp. Auth., Catholic Health East, 5.25%, 11/15/23	8,000	9,066
Souderton Area School Dist., GO, 5.00%, 11/15/18 (7)	1,700	1,862
Wells Fargo Stage Trust, GO, Pennsylvania VRTR, 0.22%, 7/1/41 (10)	1,000	1,000
		78,310
Puerto Rico 0.2%		
Puerto Rico Electric Power Auth., 5.25%, 7/1/19	4,000	4,503
Puerto Rico Ind., Tourism, Ed., Medical & Environmental Ascension Health Alliance, 6.375%, 11/15/15	480	482
		4,985
Rhode Island 0.0%		
Central Falls Detention Fac. Corp., 7.25%, 7/15/35	1,000	866
		866
South Carolina 0.8%		
Charleston Water & Sewer, 5.125%, 1/1/13	1,000	1,008
South Carolina Public Service Auth., 5.00%, 1/1/17 (1)	3,350	3,816
South Carolina Public Service Auth., 5.00%, 1/1/19	4,000	4,890
South Carolina Public Service Auth., Santee Cooper 5.00%, 1/1/17 (1)	3,000	3,512
South Carolina Transportation Infrastructure Bank 5.00%, 10/1/21 (9)	4,110	4,518
		17,744
South Dakota 0.2%		
South Dakota HEFA, Regional Health, 5.00%, 9/1/18	1,100	1,286
South Dakota HEFA, Regional Health, 5.00%, 9/1/19	1,430	1,678
South Dakota HEFA, Regional Health, 5.00%, 9/1/20	1,000	1,167

South Dakota HEFA, Regional Health, 5.00%, 9/1/21	1,000	1,149
		5,280
Tennessee 1.1%		
Tennessee Energy Acquisition Corp., Goldman Sachs 5.00%, 9/1/13	2,000	2,063
Tennessee Energy Acquisition Corp., Goldman Sachs 5.00%, 9/1/16	3,500	3,870
Tennessee Energy Acquisition Corp., Goldman Sachs 5.25%, 9/1/18	3,000	3,421
Tennessee Energy Acquisition Corp., Goldman Sachs 5.25%, 9/1/24	12,770	14,589
		23,943
Texas 14.0%		
Arlington Independent School Dist., GO, 5.00%, 2/15/15	4,200	4,639
Austin, GO, Public Improvement, 5.00%, 9/1/17 (1)	3,300	3,648
Cypress-Fairbanks Independent School Dist., GO 5.00%, 2/15/24	8,205	10,052
Dallas Area Rapid Transit, Sales Tax, 5.00%, 12/1/22	3,500	4,137
Dallas Area Rapid Transit, Sales Tax, 5.00%, 12/1/25	8,065	9,643
Dallas Performing Arts Cultural Fac. Corp., VRDN, 0.23%, 9/1/41	10,810	10,810
Dallas/Fort Worth Airport, 5.00%, 11/1/19	3,000	3,662
Dallas/Fort Worth Airport, 5.00%, 11/1/26	1,000	1,163
Dallas/Fort Worth Airport, 5.00%, 11/1/28	5,930	6,832
Dallas/Fort Worth Airport, 5.50%, 11/1/17 (3)(4)	3,770	3,936
Dallas/Fort Worth Airport, 5.75%, 11/1/13 (3)(7)	1,505	1,505
Guadalupe-Blanco River Auth. Ind. Dev., AEP Texas Central IDRB, 5.625%, 10/1/17	1,800	2,071
Harris County Cultural Ed. Fac., Methodist Hosp. System 5.25%, 12/1/16	1,500	1,750
Harris County Cultural Ed. Fac., Methodist Hosp. System VRDN, 0.23%, 12/1/24	7,145	7,145

Harris County Cultural Ed. Fac., Saint Luke's Episcopal Health 5.00%, 2/15/16	4,430	4,986
Harris County Cultural Ed. Fac., Saint Luke's Episcopal Health 5.00%, 2/15/17	3,665	4,218
Harris County Health Fac. Dev. Corp., Memorial Hermann Healthcare, 7.00%, 12/1/27	2,225	2,750
Houston, Airport System, 5.00%, 7/1/14 (3)	3,600	3,866
Houston, Combined Utility Systems, 5.25%, 5/15/14 (1)	7,000	7,521
Houston, Combined Utility Systems, 5.25%, 5/15/22 (4)	2,550	2,728
Houston, Combined Utility Systems, 5.25%, 5/15/25 (1)	1,440	1,537
Houston, GO, Public Improvement, 5.00%, 3/1/22 (4)	5,930	6,711
Love Field Airport Modernization, Southwest Airlines, IDRB 5.00%, 11/1/18 (3)	3,095	3,418
Lower Colorado River Auth., 5.00%, 5/15/17	6,740	7,891
Lower Colorado River Auth., 5.75%, 5/15/28 (Prerefunded 5/15/15) (6)	100	113
Lower Colorado River Auth., 5.75%, 5/15/28	1,300	1,433
Lower Colorado River Auth., 5.875%, 5/15/14 (5)	375	377
Mission Economic Dev. Corp., Waste Management 6.00%, 8/1/20 (Tender 8/1/13) (3)	5,000	5,200
North Texas Tollway Auth., 5.00%, 1/1/20	2,350	2,789
North Texas Tollway Auth., 5.00%, 1/1/25	2,090	2,392
North Texas Tollway Auth., 5.00%, 1/1/27	10,205	11,928
North Texas Tollway Auth., 5.00%, 1/1/28	7,440	8,650
North Texas Tollway Auth., Series A, 6.00%, 1/1/25	4,380	5,219
North Texas Tollway Auth., Series C, 6.00%, 1/1/25	3,690	4,368
San Antonio Electric & Gas, 5.00%, 2/1/19	3,280	3,599
San Antonio Electric & Gas, 5.00%, 2/1/21 (Prerefunded 2/1/16) (6)	1,500	1,716
San Antonio Electric & Gas, 5.00%, 2/1/23	10,000	11,798
San Antonio Electric & Gas, 5.00%, 2/1/24	10,000	11,798

Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Health Care 5.75%, 11/15/24	3,760	4,384
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Health Care 6.25%, 11/15/29	5,000	5,891
Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.00%, 8/15/20	2,570	3,064
Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.25%, 8/15/21	2,500	2,984
Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.25%, 8/15/22	1,580	1,870
Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.25%, 8/15/24	3,785	4,329
Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.25%, 8/15/25	4,130	4,709
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, 5.00%, 2/15/16	2,000	2,275
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, 5.00%, 2/15/17	835	974
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, 5.00%, 2/15/22	6,995	7,961
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, VRDN, 0.27%, 11/15/33	4,065	4,065
Tarrant County Health Fac. Dev. Corp., Baylor Health Care 5.375%, 11/15/21	640	642
Texas A&M Univ. System, Series B, 5.00%, 5/15/25	2,400	2,663
Texas A&M Univ. System, Series D, 5.00%, 5/15/25	7,325	9,040
Texas Municipal Gas Acquisition & Supply Corp., Merrill Lynch 5.25%, 12/15/17	4,500	5,218
Texas Municipal Gas Acquisition & Supply Corp., Merrill Lynch 5.25%, 12/15/22	2,735	3,154
Texas Municipal Gas Acquisition & Supply Corp., Merrill Lynch 5.625%, 12/15/17	4,080	4,568
Texas Transportation Commission, Series A, 5.00%, 4/1/21	3,450	4,043
Texas Transportation Commission, Series A, 5.00%, 4/1/26	7,000	8,124
Texas Transportation Commission, Series B, 5.00%, 4/1/21	8,200	9,356

Texas Transportation Commission, Series B, 5.00%, 4/1/26	27,500	31,206
Travis County Health Fac. Dev. Corp., Westminster Manor 6.25%, 11/1/16	3,450	3,551
Univ. of Texas System, 5.00%, 8/15/23 (Prerefunded 8/15/16) (6)	2,335	2,723
		314,793
Virgin Islands 0.0%		
Virgin Islands PFA, 5.25%, 10/1/20	1,000	1,068
		1,068
Virginia 3.5%		
Arlington County, Public Improvement, 5.00%, 5/15/17 (Prerefunded 5/15/15) (6)	445	497
Chesterfield County Economic Dev. Auth., Virginia Electric & Power, PCR, 5.00%, 5/1/23	1,000	1,168
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, 5.25%, 6/15/22	3,115	3,723
Greater Richmond Convention Center., 5.00%, 6/15/24 (1)	1,000	1,060
Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/16 (1)	2,000	2,199
Hampton Roads Sanitation Dist., Wastewater, 5.00%, 4/1/21	2,685	3,194
Hampton Roads Sanitation Dist., Wastewater, 5.00%, 4/1/27	2,745	3,227
Henrico County Water & Sewer, 5.00%, 5/1/24	1,000	1,140
Henrico County Water & Sewer, 5.00%, 5/1/26	2,590	2,925
Lexington IDA, VMI Dev. Board, 5.00%, 12/1/20	1,400	1,776
Loudoun County, GO, 5.00%, 11/1/18	3,875	4,819
Richmond, Public Utility, 5.00%, 1/15/35	7,000	7,923
Virginia, GO, 5.00%, 6/1/14	4,600	4,944
Virginia College Building Auth., Public Higher Ed. Fin. 5.00%, 9/1/16	3,350	3,629
Virginia College Building Auth., Public Higher Ed. Fin. 5.00%, 9/1/27	2,700	3,209

Virginia College Building Auth., Univ. of Richmond 4.00%, 3/1/27	3,300	3,725
Virginia Port Auth., 5.00%, 7/1/14 (3)(4)	1,000	1,064
Virginia Port Auth., 5.50%, 7/1/13 (3)(4)	2,590	2,681
Virginia Public Building Auth., 5.00%, 8/1/23	4,255	5,249
Virginia Public School Auth., GO, 1997 Resolution 5.00%, 8/1/27	2,250	2,662
Virginia Transportation Board, 4.75%, 5/15/20	5,500	5,835
Virginia Transportation Board, Federal Highway, GAN 5.00%, 9/15/23	7,660	9,424
Virginia Transportation Board, Federal Highway, GAN 5.00%, 9/15/24	2,175	2,649
		78,722
Washington 4.1%		
Central Puget Sound Regional Transit, 5.00%, 2/1/18	1,000	1,208
Central Puget Sound Regional Transit, 5.00%, 11/1/27 (Prerefunded 5/1/15) (6)(9)	4,130	4,604
Energy Northwest, 5.50%, 7/1/15 (Prerefunded 7/1/13) (1)(6)	6,530	6,759
King County, 5.00%, 1/1/23 (Prerefunded 1/1/15) (6)(7)	6,380	7,011
Port of Seattle, 5.00%, 3/1/19 (1)	6,600	7,195
Port of Seattle, 5.00%, 3/1/25 (1)	2,050	2,210
Port of Seattle, 5.00%, 2/1/26 (8)	2,130	2,375
Washington, 5.00%, 1/1/23 (Prerefunded 1/1/14) (6)(9)	6,605	6,968
Washington, GO, 5.00%, 7/1/15	13,000	14,559
Washington, GO, 5.00%, 7/1/22	2,100	2,518
Washington, GO, 5.00%, 7/1/23	4,600	5,454
Washington, GO, 5.00%, 7/1/26	11,750	13,724
Washington, GO, Motor Vehicle Fuel Tax, 5.00%, 7/1/23 (4)	3,565	4,104
Washington, Motor Vehicle Fuel Tax, 5.00%, 6/1/29 (Prerefunded 6/1/15) (6)	4,855	5,430

Washington Health Care Fac. Auth., Overlake Hosp. Assoc. Medical Center, 5.00%, 7/1/19	1,045	1,187
Washington Health Care Fac. Auth., Overlake Hosp. Assoc. Medical Center, 5.25%, 7/1/21	1,500	1,712
Washington Health Care Fac. Auth., Overlake Hosp. Assoc. Medical Center, 5.25%, 7/1/22	2,000	2,260
Washington Health Care Fac. Auth., Overlake Hosp. Assoc. Medical Center, 5.25%, 7/1/23	2,580	2,889
		92,167
West Virginia 0.1%		
West Virginia, GO, 5.00%, 6/1/13 (7)	2,000	2,056
		2,056
Wisconsin 0.8%		
Wisconsin, GO, 5.00%, 5/1/18	14,000	17,032
		17,032
Total Municipal Securities (Cost $2,067,126)		2,231,942
Total Investments in Securities		
98.9% of Net Assets (Cost $2,067,126)		**$ 2,231,942**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Insured by National Public Finance Guarantee Corp.
(2) Escrowed to Maturity
(3) Interest subject to alternative minimum tax
(4) Insured by Assured Guaranty Municipal Corp.
(5) Insured by Assured Guaranty U.S. Holdings
(6) Prerefunded date is used in determining portfolio maturity.
(7) Insured by Financial Guaranty Insurance Company
(8) Insured by XL Capital Assurance Inc.
(9) Insured by AMBAC Assurance Corp.
(10) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $11,627 and represents 0.5% of net assets.
(11) In default with respect to payment of interest

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,067,126)	$ 2,231,942
Interest receivable	28,880
Receivable for shares sold	6,370
Receivable for investment securities sold	597
Cash	382
Total assets	2,268,171
Liabilities	
Payable for investment securities purchased	5,417
Payable for shares redeemed	3,235
Investment management and administrative fees payable	969
Other liabilities	1,537
Total liabilities	11,158
NET ASSETS	$ 2,257,013
Net Assets Consist of:	
Undistributed net investment income	$ 465
Accumulated undistributed net realized loss	(4,416)
Net unrealized gain	164,816
Paid-in capital applicable to 188,056,545 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized	2,096,148
NET ASSETS	$ 2,257,013
NET ASSET VALUE PER SHARE	
Investor Class	
($2,256,761,948 / 188,035,607 shares outstanding)	$ 12.00
Advisor Class	
($251,331 / 20,938 shares outstanding)	$ 12.00

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Summit Municipal Funds, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks the highest level of income exempt from federal income taxes consistent with moderate price fluctuation. The fund has two classes of shares: the Summit Municipal Intermediate Fund original share class, referred to in this report as the Investor Class, offered since October 29, 1993, and the Summit Municipal Intermediate Fund–Advisor Class (Advisor Class), offered since August 8, 2012. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On October 31, 2012, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended October 31, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of October 31, 2012, the fund held no derivative instruments.

Additionally, during the year ended October 31, 2012, the fund recognized $686,000 of realized loss on Futures and a $114,000 change in unrealized gain on Futures related to its investments in interest rate derivatives; such amounts are included on the accompanying Statement of Operations.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit collateral with the broker in the form of cash or securities in an amount equal to a certain percentage of the contract value (margin requirement); the margin requirement must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended October 31, 2012, the fund’s exposure to futures, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Counterparty Risk and Collateral Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearing-house provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund. Cash posted by the fund to meet margin requirements is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of October 31, 2012, no margin had been posted by the fund to the broker for exchange-traded derivatives.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $488,966,000 and $139,487,000, respectively, for the year ended October 31, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to undistributed income on which the fund paid tax. Reclassifications between income and gain relate primarily to differences between book/tax amortization policies. For the year ended October 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2012 and October 31, 2011, totaled $59,903,000 and $57,095,000, respectively, and were characterized as tax-exempt income for tax purposes. At October 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from certain derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after November 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. During the year ended October 31, 2012, the fund utilized $323,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of October 31, 2012, all expire in fiscal 2016.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

As of October 31, 2012, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 20,938 shares of the Advisor Class, representing less than 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Summit Municipal Funds, Inc. and
Shareholders of T. Rowe Price Summit Municipal Intermediate Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit Municipal Intermediate Fund (one of the portfolios comprising T. Rowe Price Summit Municipal Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 14, 2012

Tax Information (Unaudited) for the Tax Year Ended 10/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $59,054,000 which qualified as exempt-interest dividends.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[138]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006
[138]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1993	Vornado Real Estate Investment Trust (2004 to present); Director
[138]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001
[138]

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004
[138]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005
[138]

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1993	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[138]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[138]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[138]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin	Director of Fixed Income, T. Rowe Price (2009 to present); Global
(1970)	Head of Trading, T. Rowe Price (2007 to 2009); Vice President, Price
2010	Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc.,
[46]	and T. Rowe Price International

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Summit Municipal Funds	Principal Occupation(s)

R. Lee Arnold, Jr., CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia S. Deford (1957)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles E. Emrich (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Jared S. Franz (1977)	Vice President, T. Rowe Price; formerly student,
Vice President	University of Illinois at Chicago (to 2008)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Dylan Jones, CFA (1971)	Vice President, T. Rowe Price
Vice President

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President and Secretary,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Michael K. Sewell (1970)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Chen Shao (1980)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Edward A. Wiese, CFA (1959)	Director and Vice President, T. Rowe Price Trust
Vice President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.; Chief Investment
Officer, Director, and Vice President, T. Rowe
Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,333,000 and $1,632,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 14, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 14, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date December 14, 2012